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                                                                    EXHIBIT 23.1



                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Centura Banks, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement-prospectus.


                                                  /s/ KPMG LLP

                                                  KPMG LLP


Raleigh, North Carolina
February 4, 1999